UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2010

AETHLON MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-21846	13-3632859
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8910 University Center Lane, Suite 660 San Diego, California	92122
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 459-7800

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On March 24, 2010 following the close of market, the Company’s  Chief Executive Officer disclosed  certain material information  at an investor conference that had not been previously disclosed to the public.  The attached press release (the "Press Release") summarizes certain of the information disclosed at the investor conference and is filed as Exhibit 99.1 to this Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the Press Release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall the Press Release be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(a)	None.

(b)	None.

(c)	None.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated March 24, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AETHLON MEDICAL, INC.

March 24, 2010	/s/ James A. Joyce
Date	James A. Joyce, Chief Executive Officer